SCY-078 – First Representative of a Novel Oral/IV Triterpenoid Antifungal Family CORPORATE PRESENTATION | January 2018

Certain statements regarding SCYNEXIS, Inc. (the “Company”) made in this presentation constitute forward-looking statements, including, but not limited to, statements regarding our business strategies and goals, plans and prospects, market size, adoption rate, potential revenue, clinical validity and utility, growth opportunities, future products and product pipeline. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations.  These risks and uncertainties include, but are not limited, to: risks inherent in SCYNEXIS' ability to successfully develop SCY-078, including SCYNEXIS' ability to resolve the FDA's concerns regarding the IV formulation of SCY-078 on a timely basis, if at all, and obtain FDA’s approval for SCY-078; the expected costs of studies and when they might begin or be concluded; and SCYNEXIS' reliance on third parties to conduct SCYNEXIS' clinical studies. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “could,” “should,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company's most recent reports filed with the Securities and Exchange Commission ("SEC") including under the caption “Risks Factors” in the Company’s annual report on Form 10-K, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation, or to reflect actual outcomes. Forward-Looking Statements

SCYX: Investment Opportunity A novel triterpenoid oral & IV broad spectrum antifungal EXPERIENCED TEAM SCY-078 FAVORABLE TECHNICALS Committed to positively impacting the lives of patients suffering from difficult-to-treat and often life-threatening infections

Positive track record in drug development & antifungal expertise CEO: Marco Taglietti, M.D. Schering-Plough, Stiefel, Forest Labs CMO: David Angulo, M.D. Schering-Plough, Stiefel, Brickell Biotech CFO: Eric Francois Cowen, Lazard, Topi General Counsel: Scott Sukenick Cooley Diverse backgrounds & operating experience Guy Macdonald, Chairman (Tetraphase, Merck) Steven Gilman, Ph.D. (Contrafect, Cubist) Ann Hanham, Ph.D. (BAR Capital, Burrill) David Hastings (Unilife, Incyte) Patrick Machado (Medivation) Marion McCourt (Axovant, Medivation, Amgen) Foundation: Experienced Management LEADERSHIP BOARD OF DIRECTORS

Market value (as of 1/4/18): $2.42 mm Total cash (as of 9/30/17): $48mm $15mm debt agreement (Solar Capital) 3-month trading volume (as of 1/4/18): 200K shares Foundation: Favorable Technicals Q3’17 TOP SHAREHOLDERS RESEARCH COVERAGE Excludes Insiders and Index Funds. NASDAQ: SCYX Firm Name % O/S Q3'17 Pos. Federated 15.0 4,291,800 The Vanguard Group 2.9 832,987 Rock Springs Capital Management 2.7 760,000 Dafna Capital Management 1.8 506,900 National Asset Management 1.0 279,255 Iguana Healthcare Management 0.9 250,000 Highland Capital Healthcare Advisors 0.9 246,960 FT Options 0.8 241,236 CAPERS 0.7 200,000 GSA Capital Partners 0.6 176,700 Firm Analyst Rating PT Aegis Capital Robert LeBoyer Buy $5.00 Brookline Kumar Raja Buy $8.00 Canaccord Genuity Arlinda Lee Buy $11.00 Guggenheim Adnan Butt Buy $6.00 HC Wainwright Transition --- --- National Securities Jonathan Aschoff Buy $14.00 Needham Alan Carr Hold --- Roth Capital Transition --- --- WBB Securities Stephen Brozak Buy $8.00

SCY-078: A Novel Triterpenoid Antifungal SCY-078 is an investigational drug. Items listed on this slide illustrate SCY-078 target attributes. Flexible Dosing IV / Oral Safe Well-Tolerated High Tissue Penetration Low Risk of DDIs Validated MOA Fungicidal vs. Candida Broad Spectrum (MDR Strains) Worldwide Rights and Long Exclusivity (IP up to 2035) QIDP, Fast Track and Orphan Drug status for Invasive Candidiasis and Aspergillosis

SCY-078: Strong Scientific Evidence

De-Risked Clinical Plan

Potent antifungal activity
→ 1,500+ strains of *Candida* & 500+ strains of *Aspergillus* tested

Favorable safety profile
→ 400+ subjects exposed to SCY-078 to-date

Broad antifungal activity in multiple *in vivo* models
→ *Candida, Aspergillus, Pneumocystis*

14 Phase 1 studies
→ 10 oral studies and 4 IV studies

3 Phase 2 studies to-date (in IC and VVC)
→ oral only, 1 study ongoing

2 Phase 3 open-label studies ongoing (rIFI)
→ oral only

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SCY-078 is an investigational drug.

SCYNEXIS®

SCY-078: Validated MoA SCY-078 is an investigational drug. Items listed on this slide illustrate SCY-078 target attributes. Minimal Limited off-target effects High distribution to key tissues Oral bioavailability ~ 36% Mean half-life of ~20 hours

SCY-078: Effect on *Candida* spp. Cell Wall

Potent activity of SCY-078 vs. MDR C. *auris* in 2 *in vitro* studies

C. *auris* before SCY-078


HV mag HFW tilt WD curr det mode
5 μm
2.00 kV 6 000 x 21.3 μm -0 ° 3.8 mm 24 pA TLD SE Center for Surface Analysis of Ma

C. *auris* after SCY-078


HV mag HFW tilt WD curr det mode
5 μm
2.00 kV 6 000 x 21.3 μm -0 ° 3.6 mm 95 pA TLD SE Center for Surface Analysis of Ma

Larkin E., et al. The Emerging Pathogen *Candida auris*: Growth Phenotype, Virulence Factors, Activity of Antifungals, and Effect of SCY-078, a Novel Glucan Synthesis Inhibitor, on Growth Morphology and Biofilm Formation. Antimicrob Agents Chemother. 2017 May; 61(5).

9

SCY-078 is an investigational drug.

SCY-078: Key Attributes vs. SoC Agents

	SCY-078	Echinocandin	Azole	Ampho B
Market Introduction Timelines	TBD	2000s	1980s	1960s
Spectrum of Antifungal Activity				
Active vs. *Candida albicans*	✓	✓	✓	✓
Active vs. *Candida glabrata*	✓	✓		✓
Active vs. *Candida auris*	✓	✓		
Active vs. Azole-Resistant	✓	✓		✓
Active vs. Echinocandin-Resistant*	✓			✓
Fungicidal vs. *Candida* spp.	✓	✓		✓
Active vs. *Aspergillus* spp.	✓	✓	✓	✓
Safety Profile**	✓	✓		
IV and Oral Formulations Available	✓		✓	
Worldwide Sales[a]		**~$1B**	**~$1.5B**	**~$600mm**

* Active against most echinocandin-resistant *Candida* isolates | **Lack of renal, hepatic, CNS toxicities and low risk of drug-drug interactions.

SCY-078 is an investigational drug – items listed on this chart illustrate SCY-078 target attributes.
a. IMS Data 2013

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Additional indications under consideration: Chronic Fungal Infections, Prophylaxis Vulvovaginal Candidiasis Invasive Aspergillosis Combo Refractory Invasive Fungal Infections Preclinical Phase 1 Phase 2 Phase 3 CARES (open-label, C. auris) P2 (exp. to start in Q3 2018) P2b (exp. to start in Q4 2018)* DOVE (P2b results exp. mid-2018) Route of Administration Indications IV-to-Oral Oral & IV-to-Oral Oral Oral & IV-to-Oral FURI (open-label, refractory IFIs) SCY-078: Platform of Differentiated Indications Invasive Candidiasis Limited Population Pathway for Antifungal Drugs (LPAD) SCY-078 is an investigational drug.*Start of Phase 2b study post completion of Phase 1 with IV formulation pending resolution of IV clinical hold.

Opportunity in Invasive Candidiasis

Growing Antifungal Resistance
Azole resistance ~10-15%
Echinocandin resistance ~3-5%

WW appearance of MDR *C. auris*

Unsatisfactory Clinical Outcomes
Mortality still up to 30%

Limited Therapeutic Options
Glucan Synthase inhibitors are best treatment option but only available IV

SCY-078

Broad Spectrum Of Activity
vs. Azole-resistant strains
vs. Majority of echinocandin-resistant strains
vs. MDR *C. auris*

Fungicidal vs. *Candida*
High volume of distribution and excellent penetration into relevant tissues

Validated MOA (Glucan Synthase Inhibitor)
Flexible Dosing with IV/Oral
Allowing long treatment durations

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SCY-078 is an investigational drug.

SCYNEXIS®

Invasive Candidiasis Opportunity: US

SCY-078 provides an alternative to current echinocandin use in empiric and confirmed cases of IC, and a significant improvement vs. fluconazole for step-down therapy

~100K *Candida* patients In-Hospital

25%

~25K SCY-078

~7 Days of IV → **~175K** DOT

~14 Days oral → **~350K** DOT

75%

~75K other IV antifungal agent

25% step- down ~14 Days of oral → **~265K SCY-078** DOT

~800K SCY-078
DOT

- Echinocandin is limited (only-IV available)
  - ✓ ~1.8MM DOT in US
  - ✓ ~1B in sales worldwide

Product Opportunity

ROW opportunity expected to be similar to US Market

Targets:

- Echinocandin-resistant
- Echinocandin intolerant
- Azole-resistant
- Step down

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* Preliminary assessment (to be further validated) SCY-078 is an investigational drug.
Source: IMS MIDAS 2015 (SU), CDC

SCYNEXIS

Invasive Candidiasis Development Plan 1 P2b IV-Oral 1 P1 IV 1 P3 IV-Oral Planned for Q3 2018 Planned initiation Q4 2018 2 doses of SCY-078 (IV and oral) vs. SoC 1 P3 study required 1 dose of SCY-078 (IV and oral) vs. SoC ONGOING: Open-label Phase 3 Studies (FURI and CARES) vs. historical controls FURI study: Severe or invasive refractory Candida infections CARES study: Infections caused by Candida auris, a pathogen that is often multidrug-resistant and associated with high mortality. Study designed to provide rapid access to oral SCY-078 for C. auris patients Both studies have potential eligibility to Limited Population Pathway for Antibacterial and Antifungal Drugs (LPAD) SCY-078 is an investigational drug.

Invasive Candidiasis Data To-Date

Phase 2a - Objectives & Design

- Identify an oral dose of SCY-078 that would achieve the target exposure in patients with invasive candidiasis
- Collect safety and tolerability data of oral SCY-078 in the invasive candidiasis population
- Provide an initial efficacy evaluation of SCY-078 in invasive candidiasis
- Oral SCY-078 after IV echinocandin*
  - 2 dose regimens of oral SCY-078 vs. SoC
- 27 patients with IC enrolled
- Endpoints:
  - Primary: Safety, Tolerability and PK
  - Exploratory: Efficacy at end of therapy and relapse rates

Phase 2a - Results

- Oral dose of 750mg QD achieved target exposure in patients with invasive candidiasis
- Safe and well tolerated. Most common AEs were mild or moderate GI-related events in:
  - 29% of 750mg SCY-078 patients
  - 43% of fluconazole patients

	SCY-078 750mg (N=7)	FLU 400mg (N=7)
Favorable Response	6 (86%)	5 (71%)
"Failures"**	1 administrative-related	2 infection-related
Relapses during Follow-Up Period	0	0

SCY-078 is an investigational drug.

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SCYNEXIS

* Resolution of signs and symptoms and microbiological eradication at end of treatment. Based on Intent-to-Treat (ITT) population.
** SCY-078: 1 patient withdrew consent (unrelated to study drug) | Fluconazole: 1 abdominal sepsis, 1 Fungemia.

Invasive Candidiasis Upcoming Studies

- Main design of both Phase 2 and Phase 3 trials
  - Double-blind, randomized, multi-national, active comparator, non-inferiority (Phase 3) vs. Standard of Care
  - ~ 60 anticipated patients for Phase 2b
  - ~ 200 anticipated patients for Phase 3
- Main endpoints
  - Primary: Global response at end of antifungal therapy
  - Secondary: All cause mortality days 14 and 56 and global response 2 weeks after end of therapy

	3-10 days	14-28 days	Up to Day 56
SCY-078	IV SCY- 078	Oral SCY-078	Follow-up
SoC	IV Echinocandin	Oral Fluconazole or IV Echinocandin	

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SCY-078 is an investigational drug.

SCYNEXIS®

Opportunity in Vulvovaginal Candidiasis

A significant problem

75% of women will have at least 1 episode

40%–45% will have 2 or more

Candida glabrata infections are increasing

Recurrent ~10% of all VVC

30%-50% of women will recur once maintenance is discontinued

Limited Therapeutic Options

Only Fluconazole available as oral therapy for acute

No treatment approved for recurrent

SCY-078

Broad spectrum of anti-*Candida* activity

(including *albicans* and non-*albicans* spp.)

Active against azole resistant strains

Fungicidal vs. *Candida*

Excellent penetration into vaginal tissue

Potent antifungal activity in vaginal pH

Novel Oral Glucan Synthase Inhibitor

Safe and well tolerated

High clinical cure and low recurrence in P2a

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SCY-078 is an investigational drug.

SCYNEXIS

Vulvovaginal Candidiasis Opportunity: US

SCY-078 provides a significant benefits for women with recurrent VVC and an additional option for women with severe/complicated cases



~158M of total women
4%
~6M VVC women
8%
20%
~500K recurrent VVC
~1.3M severe/ complicated
6-9 days of therapy
1-3 day of therapy
~4.5-9MM DOT
30%
Targets:
• Recurrent VVC
• Complicated VVC
• Severe cases of acute VVC
~1.5-2.5 MM SCY-078 DOT
Product Opportunity
ROW opportunity expected to be similar to US Market

SCY-078 is an investigational drug
Source: NIH and CDC VVC statistics.

* Preliminary assessment (to be further validated)

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SCYNEXIS

Proof of concept: show anti-Candida clinical activity in VVC model Active reference arm performed as expected, validating the study Evidence of efficacy and lower relapse rates in VVC Positive systemic safety No serious AEs and discontinuations Higher frequency of GI mild/moderate, short-duration AEs vs. fluconazole Results from per protocol (PP) population (70) consistent with Intent-to-Treat (ITT) population (96). * Based on PP population (70) Results from 2 SCY-078 arms performed consistently à results presented on a combined basis. Vulvovaginal Candidiasis Data To-Date Phase 2a - Efficacy Phase 2a – Safety/Tolerability SCY-078 is an investigational drug.

Vulvovaginal Candidiasis Development Plan SCY-078 is an investigational drug. * complete resolution of signs and symptoms | ** negative fungal culture. ONGOING: Phase 2 dose-finding study (DOVE) vs. oral fluconazole Top-line results expected mid-2018 Baseline Day 1 Randomization Screening SCY-078 5 regimens tested For 1 or 3 days SoC (oral fluconazole) For 1 day Test of Cure Day 10 Follow-up Day 25 Endpoints: % of patients (180 patients with moderate to severe V.V.C.) with clinical cure* and mycological eradication** at day 10 and day 25 Phase 3 Program Two Phase 3 studies in acute VVC A Phase 2/3 study in recurrent VVC Start of the Phase 3 program in Q4 2018

SCY-078 Oral Formulation High penetration to the lungs Combination therapy may provide an improvement in survival Pre-clinical synergistic activity with azoles Novel Oral Glucan Synthase Inhibitor Safe and well tolerated Low risk of DDIs Emergence of A. fumigatus Resistance Need for New Treatment Options Triazoles safety profiles vary Risk of DDIs Unsatisfactory Clinical Outcomes Mortality still up to 50% Long treatment durations Opportunity in Invasive Aspergillosis Combo SCY-078 is an investigational drug.

Neutropenic rabbit model of pulmonary aspergillosis evaluating SCY-078 alone and in combination with Isavuconazole (n=6 / group) Doses: (IV) SCY-078 2.5, 7.5 mg/kg; (PO) Isavuconazole 40 mg/kg for 12 days Study endpoints included survival, lung fungal burden, lung weight and lung infarct score Preliminary results: noticeable survival improvement with combination therapy Invasive Aspergillosis Data To-Date SCY-078 is an investigational drug. SCY-078

Invasive Aspergillosis Development Plan 1 P3 IV-Oral IA Combo 1 P2a Oral IA Combo Planned for Q3 2018 SCY-078+SoC vs. SoC alone 1 P3 study required SCY-078+SoC vs. SoC alone Global, open-label Phase 3 Study (FURI) vs. historical controls FURI study: Severe or invasive refractory Aspergillus infections Currently for Candida infections only. Protocol to be amended in H2 2018 to add Aspergillus infections Potential eligibility to Limited Population Pathway for Antibacterial and Antifungal Drugs (LPAD) SCY-078 is an investigational drug.

SCY-078 analogues Benefit: Build upon proof-of-concept already established with SCY-078 Effort completed to date: 28 structural analogues screened against a panel of yeasts, molds and dermatophytes 3 identified as compounds of interest Further evaluation and characterization planned for 2018 SCYX: Discovery Platform/Pipeline SCY-078 is an investigational drug.

2017 Our Vision for 2018 2019 SCY-078 is an investigational drug. Vulvovaginal Candidiasis Invasive Aspergillosis Combination Refractory Invasive Fungal Infections CARES Study (open-label, emergency protocol, C. auris) P2 (start in Q3 2018) P2b (start in Q4 2018) DOVE P2b study (results exp. mid-2018) FURI Study (open-label, refractory IFIs) Invasive Candidiasis P1 IV Liposomal (start in Q3 2018) FDA EoP2 Preliminary Data Review VVC P3 Program (start in Q4 2018) Key Milestones 2018

SCYX: Conclusion Adequate cash balance, liquidity, research coverage and holders Worldwide Rights & Long Exclusivity (IP up to 2035) QIDP, Fast Track & Orphan Drug Status for Invasive Candidiasis and Aspergillosis Broad Spectrum, including MDR Strains Validated MOA Fungicidal vs. Candida High Tissue Penetration IV and Oral SCYX Experienced Team Favorable Technicals SCY-078 Differentiated Platform Antifungal clinical development experience

Thank You SCY-078 – First of a Novel Oral/IV Triterpenoid Antifungal Family